LEASES	12 Months Ended
Jun. 27, 2012
LEASES

9. LEASES

(a) Capital Leases

We lease certain buildings under capital leases. The asset value of $39.4 million at June 27, 2012 and $39.8 million at June 29, 2011, and the related accumulated amortization of $16.2 million and $14.6 million at June 27, 2012 and June 29, 2011, respectively, are included in property and equipment. Amortization of assets under capital leases is included in depreciation and amortization expense.

(b) Operating Leases

We lease restaurant facilities, office space and certain equipment under operating leases having terms expiring at various dates through fiscal 2093. The restaurant leases have renewal clauses of 1 to 35 years at our option and, in some cases, have provisions for contingent rent based upon a percentage of sales in excess of specified levels, as defined in the leases. Rent expense for fiscal 2012, 2011, and 2010 was $101.3 million, $101.0 million and $102.5 million, respectively. Contingent rent included in rent expense for fiscal 2012, 2011 and 2010 was $3.8 million, $4.1 million and $4.7 million, respectively.

(c) Commitments

As of June 27, 2012, future minimum lease payments on capital and operating leases were as follows (in thousands):

Fiscal Year	Capital Leases	Operating Leases
2013	$5,473	$100,287
2014	5,581	92,545
2015	5,692	81,617
2016	5,806	67,976
2017	5,709	44,992
Thereafter	47,690	102,219

Total minimum lease payments(a)	75,951	$489,636

Imputed interest (average rate of 7%)	(27,936)

Present value of minimum lease payments	48,015
Less current installments	(2,334)

	$45,681

(a)	Future minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Sublease rentals are approximately $39.8 million and $55.7 million for capital and operating subleases, respectively.